Exhibit 5.1

September 4, 2026

Corvex, Inc.

3401 North Fairfax Drive, Suite 3230

Arlington, Virginia 22226

Ladies and Gentlemen:

We have acted as counsel to Corvex, Inc., a Delaware corporation formerly known as “Movano Inc.” (the “Company”), in connection with the Registration Statement on Form S-3 to be filed by the Company on the date hereof (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”). The Registration Statement relates to, among other things, the issuance and sale from time to time pursuant to Rule 415 promulgated under the Securities Act of the following securities having a maximum public offering price of up to $500,000,000:

(i) Shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”);

(ii) Shares of one or more series of preferred stock , par value $0.0001 per share, of the Company (“Preferred Stock”);

(iii) Debt securities of the Company, which may be either senior or subordinated (the “Debt Securities”);

(iv) Warrants to purchase shares of Common Stock, shares of one or more series of Preferred Stock, or Debt Securities (the “Warrants”);

(v) Rights to purchase shares of Common Stock, shares of one or more series of Preferred Stock, or Debt Securities (the “Rights”); and

(vi) Units composed of any combination of shares of Common Stock, shares of one or more series of Preferred Stock, Debt Securities, Warrants, or Rights(the “Units”).

The shares of Common Stock, shares of one or more series of Preferred Stock, the Debt Securities, the Warrants, the Rights, and the Units are collectively referred to herein as the “Securities.”

This opinion letter is being furnished to you in accordance with the requirements of Paragraph 29 of Schedule A of the Securities Act and Item 601(b)(5) of Regulation S-K under the Securities Act.

Corvex, Inc.

September 4, 2026

In connection with rendering the opinions set forth below, we have examined (collectively, the “Reviewed Documents”): (i) the Registration Statement; (ii) the prospectus included in the Registration Statement relating to the Securities (the “Prospectus”); (iii) the Third Amended and Restated Certificate of Incorporation of the Company as filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on March 24, 2021, as amended by the Certificate of Amendment of Third Amended and Restated Certificate of Incorporation of the Company as filed with the Secretary of State on June 21, 2023, as amended by the Certificate of Amendment of Third Amended and Restated Certificate of Incorporation of the Company as filed with the Secretary of State on July 9, 2024, as amended by the Certificate of Amendment of Third Amended and Restated Certificate of Incorporation of the Company as filed with the Secretary of State on October 25, 2024 and effective as of 12:01 a.m. Eastern Time on October 29, 2024, as amended by the Certificate of Amendment of Third Amended and Restated Certificate of Incorporation of the Company as filed with the Secretary of State on October 8, 2025 and effective as of 12:01 a.m. Eastern Time on October 10, 2025, as amended by the Certificate of Designations of Series A Convertible Preferred Stock of the Company as filed with the Secretary of State on November 6, 2025, as amended by the Certificate of Designations of Series B Convertible Preferred Stock of the Company as filed with the Secretary of State on March 19, 2026, as amended by the Certificate of Designations of Series C Non-Voting Convertible Preferred Stock of the Company as filed with the Secretary of State on March 19, 2026, as amended by the Certificate of Designations of Series D Non-Voting Convertible Preferred Stock of the Company as filed with the Secretary of State on March 19, 2026, as amended by the Certificate of Amendment of Third Amended and Restated Certificate of Incorporation of the Company as filed with the Secretary of State on March 19, 2026 and effective as of 12:01 a.m. Eastern Time on March 23, 2026, and as amended by the Certificate of Increase of Series D Non-Voting Convertible Preferred Stock of the Company as filed with the Secretary of State on July 1, 2026 (collectively, the “Certificate of Incorporation”); (iv) the Second Amended and Restated Bylaws of the Company, adopted effective as of March 33, 2026 (the “Bylaws” and together with the Certificate of Incorporation, the “Organizational Documents”); (v) the resolutions adopted by the Board of Directors of the Company (the “Board of Directors”) on September 2, 2026, approving, among other things, the filing of the Registration Statement (the “Board Resolutions”); (vi) the form of the Indenture (Senior Debt Securities) filed as Exhibit 4.5 to the Registration Statement (the “Senior Indenture”); (vii) the form of Indenture (Subordinated Debt Securities) filed as Exhibit 4.5 to the Registration Statement (the “Subordinated Indenture”); and (viii) a fact certificate of an officer of the Company, dated as of the date hereof, with respect to certain matters. Other than our examination of the Reviewed Documents, we have not examined any other documents or made any independent investigation for the purpose of rendering this opinion.

For purposes of rendering our opinions in the numbered paragraphs below, we have not examined any document other than the Reviewed Documents and assume that there exists no provision in any document relating to the matters covered by our opinions below that we have not examined that is inconsistent with the Reviewed Documents or our opinions below. We have conducted no independent factual investigation of our own but rather have relied on the Reviewed Documents, the statements and information set forth therein, and the additional matters recited or assumed herein, all of which we assume to be true, complete, and accurate in all respects.

For purposes of rendering our opinions in the numbered paragraphs below, we have made assumptions that are customary in opinion letters of this kind, including the assumptions that: (a) each of the Reviewed Documents is accurate and complete; (b) each of the Reviewed Documents that is an original is authentic; (c) each of the Reviewed Documents that is a copy conforms to an authentic original; (d) all signatures on each of the Reviewed Documents are genuine; and (e) there are no documents other than the Reviewed Documents that could affect the opinions expressed in the numbered paragraphs below and no amendments, modifications, or waivers of the Reviewed Documents. We have further assumed (i) the legal capacity of natural persons, (ii) that each party to the Reviewed Documents (A) is duly formed or incorporated, as applicable, organized, validly existing, and in good standing under the laws of the state of its formation or incorporation, as applicable, (B) has the legal capacity, power, and authority to execute, deliver, and perform its obligations under the Reviewed Documents to which it is a party, (C) has taken all action necessary to duly authorize the execution and delivery of, and the performance of such party’s obligations under, the Reviewed Documents, and (D) has duly executed and delivered the Reviewed Documents, (iii) the Reviewed Documents constitute the legal, valid, and binding obligation of each party thereto, enforceable against each such party in accordance with their terms, (iv) that amendment, restatement, or amendment and restatement of any of the Reviewed Documents was accomplished in accordance with, and was permitted by, the relevant provisions of such document and applicable law, and (v) that the issuance of the Securities will not (A) result in the issuance of the Securities to an “interested stockholder” (within the meaning of Section 203(c) of the General Corporation Law of the State of Delaware (the “DGCL”) and hereinafter referred to as an “Interested Stockholder”), (B) increase the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Company or of any subsidiary of the Company which is owned (within the meaning of Section 203(c) of the DGCL) by an Interested Stockholder, or (C) confer a benefit, directly or indirectly (except proportionally as a stockholder of the Company) of any financial benefit (other than those expressly permitted by Section 203(c)(3)(i)–(iv) of the DGCL) on an Interested Stockholder. We have not verified any of the foregoing assumptions.

Corvex, Inc.

September 4, 2026

Our opinions set forth in the numbered paragraphs below are limited to: (i) solely in connection with the opinions given in numbered paragraphs 1, 2, and 7(a) below, the General Corporation Law of the State of Delaware (the “DGCL”); and (ii) solely in connection with the opinions given in numbered paragraphs 3, 4, 5, 6, and 7(b) below, the laws of the State of New York. We are not opining on, and we assume no responsibility for, the applicability to or effect on any of the matters covered herein of: (i) any other laws; (ii) the laws of any other jurisdiction; or (iii) the law of any county, municipality or other political subdivision or local governmental agency or authority.

Based on and subject to the foregoing, and assuming that: (i) the Registration Statement and any required post-effective amendment thereto will be effective and will comply with all applicable laws at the time the relevant Securities are offered or issued as contemplated by the Registration Statement or any such post-effective amendment; (ii) a prospectus supplement will have been prepared and filed with the Commission describing the Securities offered thereby and will comply with all applicable laws; (iii) all Securities will be issued and sold in compliance with applicable federal and state securities laws and in the manner stated in the Registration Statement and the applicable prospectus supplement; (iv) the Board of Directors and any duly authorized committee (or subcommittee) of the Board of Directors shall have adopted (and not rescinded, revoked, or otherwise modified) resolutions authorizing the offering, issuance, and sale of the Securities or the establishment of the terms of any series of the Securities, and any related matters; (v) the Company shall remain at all times a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware; (vi) a definitive purchase, underwriting, or similar agreement with respect to any Securities offered, issued, or sold as contemplated by the Registration Statement, any required post-effective amendment thereto, and the applicable prospectus supplement will be validly authorized, executed, and delivered by the Company and each other party thereto; (vii) the Company will have sufficient authorized, unissued, unsubscribed for, and uncommitted to be issued shares of Common Stock and shares of one or more series Preferred Stock, as applicable, to offer, issue, and sell (A) shares of Common Stock, (B) shares of one or more series of Preferred Stock, (C) shares of such series of Preferred Stock that are convertible into shares of Common Stock, or (D) Warrants, Rights, or Units that are convertible, exchangeable, or exercisable for, or comprised of, shares of Common Stock or shares of one or more series of Preferred Stock, in each case, to permit the issuance of such shares of Common Stock, such shares of Preferred Stock, Warrants, Rights, or Units; (viii) the contractual provisions of the Warrants, the Rights, and the Units and the warrant agreement, rights agreement, and units agreement, as applicable, setting forth the terms of such Warrants, Rights, or Units, as applicable, are governed by the laws of the State of New York; and (ix) the additional qualifications and other matters set forth below, it is our opinion that:

1. With respect to shares of Common Stock, when: (i) the terms of the offer, issuance, and sale of such shares of Common Stock (including the number of shares of Common Stock to be issued, the time period during which shares of Common Stock may be issued, and the consideration for which such shares of Common Stock may be acquired from the Company) have been duly authorized and approved by all necessary action of the Board of Directors or a duly authorized committee (or subcommittee) of the Board of Directors in accordance with the DGCL and the Organizational Documents, as amended, in a manner so as not to violate any applicable law, rule, or regulation, or result in a default under or a breach of any agreement or instrument binding upon the Company, and so as to comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; (ii) the Company receives the consideration for each such share of Common Stock as has been duly determined, authorized, and approved by all necessary action of the Board of Directors or a duly authorized committee (or subcommittee) of the Board of Directors and that is at least equal to the par value of such share; (iii) either (A) upon the issuance of each such share of Common Stock, such share is evidenced by a certificate duly executed and delivered, or (B) the Board of Directors or a duly authorized committee (or subcommittee) of the Board of Directors has adopted a resolution providing that all shares of Common Stock shall be uncertificated in accordance with Section 158 of the DGCL prior to the issuance of such share of Common Stock, and, within a reasonable time after the issuance of such uncertificated share, the registered owner thereof shall be given notice in writing or by electronic transmission in compliance with Section 151(f) of the DGCL; and (iv) the issuance of each such share of Common Stock is properly recorded in the stock ledger of the Company, such shares of Common Stock will be validly issued, fully paid, and nonassessable.

Corvex, Inc.

September 4, 2026

2. With respect to shares of Preferred Stock, when: (i) either (A) the Board of Directors or a duly authorized committee (or subcommittee) of the Board of Directors has duly adopted resolutions pursuant to the authority expressly vested in the Board of Directors by the “blank check” provisions of the Certificate of Incorporation setting forth the designations, powers, preferences, and relative, participating, optional, other, or special rights, if any, and the qualifications, limitations, or restrictions, if any, of the shares of the relevant series of Preferred Stock, and such resolutions adopted by the Board of Directors or a duly authorized committee (or subcommittee) of the Board of Directors have been set forth in a certificate of designations including the number of shares of the relevant series of Preferred Stock as to which such resolutions apply, and such certificate of designations has been executed, acknowledged, and filed and become effective in accordance with Section 103 of the DGCL or (B) a certificate of amendment of the Certificate of Incorporation or an amended and restated certificate of incorporation, in either case, setting forth the designations, powers, preferences, and relative, participating, optional, other, or special rights, if any, and the qualifications, limitations, or restrictions, if any, of the shares of the relevant series of Preferred Stock has been duly authorized and approved by the Board of Directors and the stockholders of the Company in accordance with the DGCL and executed, acknowledged, and filed and become effective in accordance with Section 103 of the DGCL; (ii) the terms of the offer, issuance, and sale of such shares of the relevant series of Preferred Stock (including the number of shares of the relevant series of Preferred Stock to be issued, the time period during which shares of the relevant series of Preferred Stock may be issued, and the consideration for which such shares of the relevant series of Preferred Stock may be acquired from the Company) have been duly authorized and approved by all necessary action of the Board of Directors or a duly authorized committee (or subcommittee) of the Board of Directors in accordance with the DGCL and the Organizational Documents, as amended, in a manner so as not to violate any applicable law, rule, or regulation, or result in a default under or a breach of any agreement or instrument binding upon the Company, and so as to comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; (iii) the Company receives the consideration for each such share of the relevant series of Preferred Stock as has been duly determined, authorized, and approved by all necessary action of the Board of Directors or a duly authorized committee (or subcommittee) of the Board of Directors and that is at least equal to the par value of such share; (iv) either (A) upon the issuance of each such share of the relevant series of Preferred Stock, such share is evidenced by a certificate duly executed and delivered, or (B) the Board of Directors or a duly authorized committee (or subcommittee) of the Board of Directors has adopted a resolution providing that all shares of the relevant series of Preferred Stock shall be uncertificated in accordance with Section 158 of the DGCL prior to the issuance of such share of the relevant series of Preferred Stock, and, within a reasonable time after the issuance of such uncertificated share, the registered owner thereof shall be given notice in writing or by electronic transmission in compliance with Section 151(f) of the DGCL; and (v) the issuance of each such share of the relevant series of Preferred Stock is properly recorded in the stock ledger of the Company, such shares of the relevant series of Preferred Stock will be validly issued, fully paid, and nonassessable.

3. With respect to the Debt Securities, when: (i) the Debt Securities and the terms of the Debt Securities have been established in accordance with the Senior Indenture or the Subordinated Indenture, as applicable, the terms of the offer, issuance, and sale of such Debt Securities, and the execution, delivery, and performance by the Company of the Senior Indenture or the Subordinated Indenture, as applicable, in each case, have been duly authorized and approved by all necessary action of the Board of Directors or a duly authorized committee (or subcommittee) of the Board of Directors in accordance with the DGCL and the Organizational Documents, as amended, in a manner so as not to violate any applicable law, rule, or regulation, or result in a default under or a breach of any agreement or instrument binding upon the Company, and so as to comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; (ii) the Senior Indenture or the Subordinated Indenture, as applicable, as been duly executed by the trustee to be named in the prospectus supplement relating to the offering of the Debt Securities (the “Debt Trustee”) and constitutes the legally valid and binding obligation of the Debt Trustee; (iii) the Debt Trustee is eligible under the Trust Indenture Act of 1939, as amended, to act in such capacity under the Senior Indenture or the Subordinated Indenture, as applicable, and has been duly appointed and a Statement of Eligibility of Trustee on Form T-1 has been filed in compliance with the Securities Act and the rules and regulations promulgated thereunder; (iv) the Company receives the consideration for the Debt Securities as has been duly determined, authorized, and approved by all necessary action of the Board of Directors or a duly authorized committee (or subcommittee) of the Board of Directors; (v) the Senior Indenture or the Subordinated Indenture, as applicable, are enforceable against the parties thereto in accordance with their terms; and (vi) the Debt Securities or certificates representing the Debt Securities, as the case may be, have been duly executed, authenticated (if required), issued, and delivered as contemplated by the Registration Statement, any required post-effective amendment thereto, and any prospectus supplement relating thereto and in accordance with the terms of the Senior Indenture or the Subordinated Indenture, as applicable, and any other agreement or instrument binding upon the Company and enforceable against the parties thereto in accordance with its terms, upon payment of the consideration fixed therefor in accordance with the Senior Indenture or the Subordinated Indenture, as applicable, and the applicable definitive purchase, underwriting, or similar agreement duly authorized by the Board of Directors or a duly authorized committee (or subcommittee) of the Board of Directors and enforceable against the parties thereto in accordance with its terms, the Debt Securities will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms (subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors or secured parties generally, and to the exercise of judicial discretion in accordance with general principles of equity, whether applied by a court of law or equity).

Corvex, Inc.

September 4, 2026

4. With respect to the Warrants, when: (i) the Warrants have been created and terms of such Warrants (including, to the extent that such Warrants entitle the holder(s) thereof to acquire from the Company shares of Common Stock or shares of a series of Preferred Stock, the number of shares of Common Stock or the relevant series of Preferred Stock issuable upon exercise of such Warrants, and the times or times at or within which and the consideration for which any such shares may be acquired from the Company upon the exercise of such Warrants), the terms of the offer, issuance, and sale of such Warrants, and the execution, delivery, and performance by the Company of warrant agreements setting forth the terms of such Warrants (including as aforesaid) (collectively, the “Warrant Agreements”), in each case, have been duly authorized and approved by all necessary action of the Board of Directors or a duly authorized committee (or subcommittee) of the Board of Directors in accordance with the DGCL and the Organizational Documents, as amended, in a manner so as not to violate any applicable law, rule, or regulation, or result in a default under or a breach of any agreement or instrument binding upon the Company, and so as to comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; (ii) the Company receives the consideration for the Warrants as has been duly determined, authorized, and approved by all necessary action of the Board of Directors or a duly authorized committee (or subcommittee) of the Board of Directors; (iii) the Warrant Agreements have been duly executed and delivered by the Company and are enforceable against the parties thereto in accordance with its terms; and (iv) the Warrants or certificates representing the Warrants, as the case may be, have been duly executed, authenticated (if required), issued, and delivered as contemplated by the Registration Statement, any required post-effective amendment thereto, and any prospectus supplement relating thereto and in accordance with the terms of the Warrant Agreements and any other agreement or instrument binding upon the Company and enforceable against the parties thereto in accordance with its terms, upon payment of the consideration fixed therefor in accordance with such Warrant Agreements and the applicable definitive purchase, underwriting, or similar agreement duly authorized by the Board of Directors or a duly authorized committee (or subcommittee) of the Board of Directors and enforceable against the parties thereto in accordance with its terms, such Warrant Agreements will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms (subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors or secured parties generally, and to the exercise of judicial discretion in accordance with general principles of equity, whether applied by a court of law or equity).

5. With respect to the Rights, when: (i) the Rights have been created and terms of such Rights (including, to the extent that such Rights entitle the holder(s) thereof to acquire from the Company shares of Common Stock or shares of a series of Preferred Stock, the number of shares of Common Stock or the relevant series of Preferred Stock issuable upon exercise of such Rights, and the times or times at or within which and the consideration for which any such shares may be acquired from the Company upon the exercise of such Rights), the terms of the offer, issuance, and sale of each such Right, and the execution, delivery, and performance by the Company of rights agreements setting forth the terms of such Rights (include as aforesaid) (collectively, the “Rights Agreements”), in each case, have been duly authorized and approved by all necessary action of the Board of Directors or a duly authorized committee (or subcommittee) of the Board of Directors in accordance with the DGCL and the Organizational Documents, as amended, in a manner so as not to violate any applicable law, rule, or regulation, or result in a default under or a breach of any agreement or instrument binding upon the Company, and so as to comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; (ii) the Company receives the consideration for the Rights as has been duly determined, authorized, and approved by all necessary action of the Board of Directors or a duly authorized committee (or subcommittee) of the Board of Directors; (iii) the Rights Agreements have been duly executed and delivered by the Company and are enforceable against the parties thereto in accordance with its terms; and (iv) the Rights or certificates representing the Rights, as the case may be, have been duly executed, authenticated (if required), issued, and delivered as contemplated by the Registration Statement, any required post-effective amendment thereto, and any prospectus supplement relating thereto and in accordance with the terms of such Rights Agreements and any other agreement or instrument binding upon the Company and enforceable against the parties thereto in accordance with its terms, upon payment of the consideration fixed therefor in accordance with the Rights Agreement and the applicable definitive purchase, underwriting, or similar agreement duly authorized by the Board of Directors or a duly authorized committee (or subcommittee) of the Board of Directors and enforceable against the parties thereto in accordance with its terms, the Rights Agreements will constitute a valid and binding obligations of the Company, enforceable against the Company in accordance with their terms (subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors or secured parties generally, and to the exercise of judicial discretion in accordance with general principles of equity, whether applied by a court of law or equity).

Corvex, Inc.

September 4, 2026

6. With respect to the Units, when: (i) the Units have been created and terms of such Units (including, to the extent that such Units entitle the holder(s) thereof to acquire from the Company shares of Common Stock or shares of a series of Preferred Stock, the number of shares of Common Stock or the relevant series of Preferred Stock issuable upon exercise of such Units, and the times or times at or within which and the consideration for which any such shares may be acquired from the Company upon the exercise of such Units), the terms of the offer, issuance, and sale of each such Unit, and the execution, delivery, and performance by the Company of unit agreements setting forth the terms of each such Unit (including as aforesaid) (collectively, the “Unit Agreements”), in each case, have been duly authorized and approved by all necessary action of the Board of Directors or a duly authorized committee (or subcommittee) of the Board of Directors in accordance with the DGCL and the Organizational Documents, as amended, in a manner so as not to violate any applicable law, rule, or regulation, or result in a default under or a breach of any agreement or instrument binding upon the Company, and so as to comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; (ii) the Company receives the consideration for the Units as has been duly determined, authorized, and approved by all necessary action of the Board of Directors or a duly authorized committee (or subcommittee) of the Board of Directors; (iii) the Unit Agreements have been duly executed and delivered by the Company and are enforceable against the parties thereto in accordance with its terms; and (iv) the Units or certificates representing the Units, as the case may be, have been duly executed, authenticated (if required), issued, and delivered as contemplated by the Registration Statement, any required post-effective amendment thereto, and any prospectus supplement relating thereto and in accordance with the terms of such Unit Agreements and any other agreement or instrument binding upon the Company and enforceable against the parties thereto in accordance with its terms, upon payment of the consideration fixed therefor in accordance with the Unit Agreements and the applicable definitive purchase, underwriting, or similar agreement duly authorized by the Board of Directors or a duly authorized committee (or subcommittee) of the Board of Directors and enforceable against the parties thereto in accordance with its terms, the Unit Agreements will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms (subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors or secured parties generally, and to the exercise of judicial discretion in accordance with general principles of equity, whether applied by a court of law or equity).

7. If any Securities are issuable (the “Issuable Securities”) upon settlement, exercise, conversion, or exchange of any other Securities (the “Initial Securities”) pursuant to the terms of the Issuable Securities, when: (i) the terms of the offer, issuance, and sale of the Issuable Securities have been duly authorized, approved, and documented as provided in numbered paragraphs 1 through 5 above, as the case may be, and assuming that the Issuable Securities (other than shares of Common Stock and shares of the relevant series of Preferred Stock) are governed by the laws of New York; and (ii) the Issuable Securities have been issued upon settlement, exercise, conversion, or exchange, as the case may be, of Initial Securities as contemplated by the Registration Statement, any required post-effective amendment thereto, and any prospectus supplement relating thereto, in accordance with the agreements setting forth the terms of the Initial Securities (including as aforesaid) (the “Issuable Securities Agreements”) and any other agreement or instrument binding upon the Company, in a manner so as not to violate any applicable law, rule, or regulation or result in a default under or a breach of any agreement or instrument binding upon the Company, and so as to comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over the Company, upon such issuance, (a) to the extent the relevant Issuable Securities are shares of Common Stock or shares of the relevant series of Preferred Stock, such Issuable Securities will be validly issued, fully paid, and nonassessable, and (b) to the extent the relevant Issuable Securities are Warrants, Rights, or Units, the Issuable Securities Agreements will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms (subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors or secured parties generally, and to the exercise of judicial discretion in accordance with general principles of equity, whether applied by a court of law or equity).

We hereby consent to the filing of this opinion letter with the Commission as Exhibit 5.1 to the Registration Statement and to the reference to our firm under the caption “Legal Matters” in the prospectus that forms a part of the Registration Statement. In giving such consent, we do not thereby admit that we are experts with respect to any part of the Registration Statement or the Prospectus within the meaning of the term “expert” as used in Section 11 of the Securities Act or the rules and regulations promulgated thereunder by the Commission, nor do we admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission promulgated thereunder.

Yours truly,

/s/ K&L Gates LLP